UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 17, 2012
(May 15, 2012)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers

As discussed below under Item 5.07, on May 15, 2012, the stockholders of PNM Resources, Inc. (“PNMR”) approved a third amendment (the “amendment”) to PNMR's Second Amended and Restated Omnibus Performance Equity Plan (the “PEP”).  The terms of the amendment to the PEP were previously disclosed in PNMR's definitive proxy statement (the “2012 Proxy Statement”) for its 2012 Annual Meeting of Stockholders (the “Meeting”), which was filed with the Securities and Exchange Commission on April 5, 2012.  A copy of the amendment was included with the 2012 Proxy Statement, is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Meeting, PNMR's stockholders voted on the election of the ten nominated directors to serve for the ensuing year; on a proposal to ratify the appointment of Deloitte & Touche LLP to serve as PNMR's independent public accountants for the year ending December 31, 2012; on the proposal to approve the amendment to the PEP; and on a proposal to approve, on an advisory basis, the compensation of PNMR's named executive officers (“NEOs”).
As of March 26, 2012, the record date for the Meeting, there were 79,653,624 shares of PNMR's common stock outstanding and entitled to vote at the Meeting.
All matters voted on at the Meeting were approved by PNMR's stockholders. Set forth below are the final voting results for each of the proposals submitted to a vote of PNMR's stockholders at the Meeting.
At the Meeting, PNMR's common stockholders elected, by the vote indicated below, the following ten persons as directors, each to serve as such until PNMR's annual meeting of stockholders to be held in 2013:

Director	Votes For	Votes Withheld	Broker Non-Votes
Adelmo E. Archuleta	67,954,269	562,309	5,308,932
Patricia K. Collawn	67,175,369	1,341,209	5,308,932
Julie A. Dobson	66,683,297	1,833,281	5,308,932
Alan J. Fohrer	67,961,439	555,139	5,308,932
Robert R. Nordhaus	67,934,534	582,044	5,308,932
Manuel T. Pacheco, Ph.D.	66,548,730	1,967,848	5,308,932
Bonnie S. Reitz	67,961,060	555,518	5,308,932
Donald K. Schwanz	66,746,396	1,770,182	5,308,932
Bruce W. Wilkinson	67,957,887	558,691	5,308,932
Joan B. Woodard, Ph.D.	66,754,382	1,762,196	5,308,932

At the Meeting, PNMR's common stockholders approved the proposal to ratify the appointment of Deloitte & Touche LLP to serve as PNMR's independent public accountants for the year ending December 31, 2012, by the vote indicated below:

Votes For	Votes Against	Abstentions
73,381,155	371,191	73,164

At the Meeting, PNMR's common stockholders approved the proposal to amend the PEP, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,852,736	1,801,381	862,461	5,308,932

At the Meeting, PNMR's common stockholders approved, on an advisory basis, the compensation of PNMR's NEOs, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,856,750	3,136,895	7,522,933	5,308,932

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description

10.1	Third Amendment to PNMR's Second Amended and Restated Omnibus Performance Equity Plan approved by the Shareholders on May 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: May 17, 2012	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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